Springbig announces changes in its board of directors following the completion of its $8.0 million debt financing with a syndicate of lenders. Boca Raton, Fla. – January 29, 2024 -- SpringBig Holdings, Inc. (“Springbig,” “we,” “our” or the “Company”) (OTCQX: SBIG), a leading provider of vertical SaaS-based marketing solutions, consumer mobile app experiences, and omnichannel loyalty programs, today announced changes in its board of directors following completion on January 23, 2024, of its $8.0 million debt financing with a syndicate of lenders. The Company announced that Matt Sacks, Co-Managing Partner of Lightbank, and Shawn Dym, a co-lead investor in the debt financing through Shalcor Management Inc., have both joined the board of directors. Matt Sacks brings extensive experience investing in technology businesses from his role as Co-Managing Partner of Lightbank, and previously as a Principal at New Enterprise Associates. Matt is also the Founder and Executive Chairman of Luminary Media, a podcasting company he founded in 2018. He started his career as a member of the Technology, Media and Telecom investment banking team at Goldman Sachs. Shawn Dym is Chairman of Decibel Cannabis Company, a leading Canadian cannabis company which is listed on the TSX Venture Exchange. Shawn is an early investor and strategic thought leader in the North American cannabis industry and co-founded and serves as an advisor on the board of Green Acre Capital, Canada’s largest cannabis private investment fund. He oversees investments in Shalcor Management, Inc., working with Optus Capital Corporation, the family office of Mark Silver. “We are both honored and delighted that Matt and Shawn have agreed to join our board of directors and look forward to the Company benefiting from the vast experience that they both offer,” said Jeffrey Harris, Chairman and CEO of the Company. The Company also announced that Phil Schwarz and Jon Trauben have resigned from the board of directors with effect from January 23, 2024. Jeffrey Harris said, “Phil and Jon have been highly valuable board members since the early stage of Springbig, and both were members of the board prior to the Company becoming publicly listed in 2022. We have benefited greatly from their advice, wisdom, and business acumen over the years. Their contribution and friendship will long be remembered.” The board of directors now comprises Sergey Sherman, Matt Sacks and Shawn Dym along with Jeffrey Harris, Chairman and CEO. Shawn Dym will replace Jon Trauben as Chair of the Audit Committee. About Springbig Springbig is a market-leading vertical software platform providing customer loyalty and marketing automation solutions to retailers and brands in the U.S. and Canada. Springbig’s platform connects consumers with retailers and brands, primarily through SMS marketing, as well as emails, customer feedback systems, and loyalty programs, to support retailers’ and brands’ customer engagement and retention. Springbig offers marketing automation solutions that provide for consistency of customer communication, thereby driving customer retention and retail foot traffic. Additionally, Springbig’s reporting and analytics offerings deliver valuable insights that clients utilize to better understand their customer bases, purchasing habits and trends. For more information, visit https://springbig.com/.

Forward Looking Statements Certain statements contained in this press release constitute “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “outlook,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events and financial results that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events and financial results to differ materially from the forward-looking statements in this press release, including but not limited to the fact that we have a relatively short operating history in a rapidly evolving industry, which makes it difficult to evaluate our future prospects and may increase the risk that we will not be successful; that if we do not successfully develop and deploy new software, platform features or services to address the needs of our clients, if we fail to retain our existing clients or acquire new clients, and/or if we fail to expand effectively into new markets, our revenue may decrease and our business may be harmed; and the other risks and uncertainties described under “Risk Factors” in the Company’s Quarterly Reports on Form 10-Q for the quarters ended September 30, 2023 and June 30, 2023 filed with the Securities and Exchange Commission (the “SEC”) on November 13, 2023 and August 10, 2023 respectively, the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 28, 2023 and in the other documents we file from time to time with the SEC. These forward-looking statements involve a number of risks and uncertainties (some of which are beyond the control of Springbig), and other assumptions, which may cause the actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements other than as required by applicable law. The Company does not give any assurance that it will achieve its expectations. Investor Relations Contact Media Contact Claire Bollettieri Paul Cohen VP of Investor Relations paul@milkandhoneypr.com ir@springbig.com